CONCENTRATIONS OF RISK	12 Months Ended
Jun. 30, 2024
Risks and Uncertainties [Abstract]
CONCENTRATIONS OF RISK

NOTE－17 CONCENTRATIONS OF RISK

Our Company is exposed to the following concentrations of risk:

(a)	Major customers

For the year ended June 30, 2023, there was two single customers B and C who accounted approximately for 12% and 10% of our Company’s revenues.

For the year ended June 30, 2024, there were two single customers D and E who accounted approximately for 11% and 6% respectively of our Company’s revenues.

(b)	Major vendors

For the year ended June 30, 2023, two vendors who accounted for 10% or more of our Company’s purchases and the year ended June 30, 2024, two vendors who accounted for 10% or more of our Company’s purchases.

(c)	Credit risk

Financial instruments that potentially subject our Company to credit risk consist of cash equivalents and accounts receivable. Cash equivalents are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. As of June 30, 2023 and 2024, bank and cash balances of S$117,527 and S$34,237 respectively was maintained at financial institutions in Singapore, of which these were subject to credit risk. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

For accounts receivable, our Company determines, on a continuing basis, the probable losses and sets up an allowance for doubtful accounts based on the estimated realizable value.

Our Company has adopted a policy of only dealing with creditworthy counterparties. Our Company also considers the probability of default upon initial recognition of asset and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period.

Our Company has determined the default event on a financial asset to be when internal and/or external information indicates that the financial asset is unlikely to be received,

As of June 30, 2023, there was S$122,861 and S$37,302 outstanding respectively from two single customers B and C whose account receivable balances of total amounts.

As of June 30, 2024, there was S$97,784, and S$124,591 outstanding respectively from two single customers D and E whose account receivable balances of total amounts.

(d)	Interest rate risk

As our Company has no significant interest-bearing assets, our Company’s income and operating cash flows are substantially independent of changes in market interest rates.

Our Company’s interest-rate risk arises from lease and bank borrowings. Our Company manages interest rate risk by varying the issuance and maturity dates of variable rate debt, limiting the amount of variable rate debt, and continually monitoring the effects of market changes in interest rates. As of June 30, 2024, the lease and four borrowings were at fixed interest rates with one borrowing was at variable interest rate.

(e)	Economic and political risk

Our Company’s major operations are conducted in Singapore. Accordingly, the political, economic, and legal environments in Singapore, as well as the general state of Singapore’s economy may influence our Company’s business, financial condition, and results of operations.

(f)	Liquidity risk

Liquidity risk is the risk that our Company will not be able to meet its financial obligations as they become due. Our Company’s policy is to ensure that it has sufficient cash to meet its liabilities when they become due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to our Company’s reputation. A key risk in managing liquidity is the degree of uncertainty in the cash flow projections. If future cash flows are fairly uncertain, the liquidity risk increases.